                                                                     EXHIBIT 1.1


                               6,000,000 Shares
                      TRINET CORPORATE REALTY TRUST, INC.
                                 Common Stock


                            UNDERWRITING AGREEMENT
                            ----------------------


                                                       February 24, 1997

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
Goldman, Sachs & Co.
Merrill Lynch & Co.
J.P. Morgan Securities Inc.
Smith Barney Inc.

     As representatives of the
     several underwriters
     named in Schedule I hereto

c/o Donaldson, Lufkin & Jenrette
      Securities Corporation
277 Park Avenue
New York, New York  10172

Dear Ladies and Gentlemen:

        TriNet Corporate Realty Trust, Inc., a Maryland corporation (the "Company"), proposes to issue and sell 6,000,000 shares of common stock of the Company, par value $.01 per share (the "Firm Shares"), to the several underwriters named in Schedule I hereto (the "Underwriters"). The Company also proposes to issue and sell to the several Underwriters not more than 900,000 additional shares of its common stock, par value $.01 per share (the "Additional Shares"), if requested by the Underwriters as provided in Section 2 hereof. The Firm Shares and the Additional Shares are herein collectively called the "Shares." The shares of common stock, par value $.01 per share, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "Common Stock".

        1.  Registration Statement and Prospectus. The Company has prepared and
            -------------------------------------
filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively called the "Act"), a registration statement on Form S-3 (Registration No.

333-19137) including a preliminary prospectus relating to the registration of the Shares and such other securities which may be offered from time to time by the Company in accordance with Rule 415 under the Act. Such registration statement (as amended, if applicable), has been declared effective by the Commission on January 9, 1997. Such registration statement (as amended, if applicable), on the one hand, and the prospectus constituting a part thereof and the prospectus supplement relating to the offering of the Shares provided to the Underwriters by the Company for use (whether or not such prospectus supplement is required to be filed with the Commission by the Company pursuant to the Act) (the "Prospectus Supplement"), on the other hand, including all documents incorporated therein by reference, as from time to time amended or supplemented pursuant to the Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively called the "Exchange Act") are referred to herein as the "Registration Statement" and the "Prospectus," respectively; provided, however, that a Prospectus Supplement shall be deemed to have supplemented the Prospectus only with respect to the offering of the Shares to which it relates. Any registration statement (including any amendment or supplement thereto or information which is deemed part thereof) filed by the Company under Rule 462(b) of the Act (a "Rule 462(b) Registration Statement") shall be deemed to be part of the "Registration Statement" as defined herein and any prospectus or any term sheet as contemplated by Rule 434 of the Act (a "Term Sheet") (including any amendment or supplement thereto or information which is deemed part thereof) included in such registration statement shall be deemed to be part of the "Prospectus," as defined herein. All references in this Agreement to financial statements and schedules and other information which is "contained," "included," "described" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include, without limitation, even though not specifically stated, any document filed under the Exchange Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be. Capitalized terms used but not otherwise defined herein shall have the meanings given to those terms in the Prospectus.

        2.  Agreements to Sell and Purchase. On the basis of the representations
            -------------------------------
and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell the Firm Shares and each Underwriter agrees, severally and not jointly, to purchase from the Company at a price per share of $31.865 (the "Purchase Price"), the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto.


        On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell the Additional Shares, and the Underwriters shall have the right to purchase, severally and not jointly, the Additional Shares from the Company at the Purchase Price. Additional Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. The Underwriters may exercise their right to purchase Additional Shares in whole or in part from time to time by giving written notice thereof to the Company within 30 days after the date of this Agreement, provided that if such thirtieth day is not a New York Stock Exchange trading day, the thirtieth day will be the next succeeding New York Stock Exchange trading day. Such notice shall specify the aggregate number of Additional Shares to be purchased pursuant to such exercise and the date for payment and delivery thereof. The date specified in any such notice shall be a business day (i) no earlier than the Closing Date (as hereinafter defined), (ii) no later than seven business days after such notice has been given and (iii) no earlier than two business days after such notice has been given; unless otherwise agreed upon by the Underwriters and the Company. If any Additional Shares are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Company the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) which bears the same proportion to the total number of Additional Shares to be purchased from the Company as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I bears to the total number of Firm Shares.


        3.  Terms of Public Offering. The Company is advised by you that the
            ------------------------
Underwriters propose (i) to make a public offering (the "Offering") of their respective portions of the Shares as soon after the execution and delivery hereof as in your judgment is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

        4.  Delivery and Payment. Delivery to the Underwriters of certificates
            --------------------
for, and payment of the Purchase Price for the Firm Shares shall be made, subject to Section 9, at 10:00 A.M., New York City time, on the fourth business day (or the third business day if required under Rule 15c6-1 of the Exchange
Act) following the date hereof, or such other time not later than ten business days after such date as shall be agreed upon by the Underwriters and the Company (such time and date of payment and delivery being herein called the "Closing Date") at such place as you shall designate. The Closing Date and the location of, delivery of and the form of payment for the Firm Shares may be varied by agreement between you and the Company.


        Delivery to the Underwriters of certificates for, and payment of the Purchase Price for any Additional Shares to be purchased by the Underwriters shall be made at such place as you shall designate, at 10:00 A.M., New York City time, on the date specified in the applicable exercise notice given by you pursuant to Section 2 (an "Option Closing Date"). Any such Option Closing Date and the location of, delivery of and the form of payment for such Additional Shares may be varied by agreement between you and the Company.


        Certificates for the Shares shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or an applicable Option Closing Date, as the case may be. Such certificates shall be made available to you for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or an applicable Option Closing Date, as the case may be. Certificates in definitive form evidencing the Shares shall be delivered to you on the Closing Date or an applicable Option Closing Date, as the case may be, with any transfer taxes thereon duly paid by the Company, for the respective accounts of the several Underwriters, against payment of the Purchase Price therefor by intra-bank transfer or wire transfer of same day funds to such account as may be designated by the Company at least two business days prior to the Closing Date. Any Underwriter may (but shall not be obligated to) make payment of the Purchase Price for the Firm Shares or the Additional Shares, if any, to be purchased by any other Underwriter whose payment has not been received by the Closing Date or the applicable Option Closing Date, as the case may be, but any such payment shall not relieve such Underwriter from its obligations hereunder.

        5.  Agreements of the Company.  The Company agrees with you as follows:
            -------------------------


        (a) In respect of the offering of Shares, the Company will prepare a Prospectus Supplement setting forth the number of Shares covered thereby and their terms not otherwise specified in the Prospectus pursuant to which the Shares are being issued, the names of the Underwriters participating in the offering and the number of Shares which each severally has agreed to purchase, the names of the Underwriters acting as co-managers in connection with the offering, the price at which the Shares are to be purchased by the Underwriters from the Company, the initial public offering price, the selling concession and reallowance, if any, and such other information as the Underwriters and the Company deem appropriate in connection with the offering of the Shares. The Company will furnish to the Underwriters named in the Prospectus and to such dealers as you shall specify as many copies of the Prospectus as the Underwriters shall reasonably request for the purposes contemplated by the Act or the Exchange Act.


        (b) At any time when the Prospectus is required to be delivered under the Act or the Exchange Act in connection with sales of Shares, the Company will advise you promptly and, if requested by you, confirm such advice in writing, of (i) the effectiveness of any amendment to the Registration Statement (ii) the transmittal to the Commission for filing of any Prospectus or other supplement or amendment to the Prospectus to be filed pursuant to the Act, (iii) the receipt of any comments from the Commission relating to the Registration Statement, any preliminary prospectus, the Prospectus or any of the transactions contemplated by this Agreement, (iv) any request by the Commission for post-effective amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (v) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, and
    (vi) the happening of any event as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading. The Company will make every reasonable effort to prevent the issuance of any stop order and if at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.


        (c) The Company will furnish to you without charge, one signed copy of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits, and furnish to you such number of conformed copies of the Registration Statement as so filed and of each amendment to it as you may reasonably request.


        (d) At any time when the Prospectus is required to be delivered under the Act or the Exchange Act in connection with sales of Shares, not to file any amendment to the Registration Statement or any Rule 462(b) Registration Statement or to make any amendment or supplement to the Prospectus or any Term Sheet, if applicable, of which you shall not previously have been advised or to which you or counsel for the Underwriters shall reasonably object; and to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement, Rule 462(b) Registration Statement, Term Sheet, or amendment or supplement to the Prospectus which, in the opinion of counsel for the Underwriters, may be necessary in connection with the distribution of the Shares by you, and to use its best efforts to cause the same to become promptly effective.


        (e) If, at any time when the Prospectus is required to be delivered under the Act or the Exchange Act in connection with sales of Shares, any event shall occur as a result of which, in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, the Company will forthwith prepare and file with the Commission an appropriate amendment or supplement to the Prospectus (in form and substance reasonably satisfactory to counsel for the Underwriters) so that the statements in the Prospectus, as so amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when it is so delivered, not misleading, or so that the Prospectus will comply with any law, and to furnish to each Underwriter and to such dealers as you shall specify, such number of copies thereof as such Underwriter or dealers may reasonably request.


        (f) The Company will use its best efforts, in cooperation with the Underwriters, to qualify or register the Shares for offer and sale by the several Underwriters under the applicable state securities or Blue Sky laws and real estate syndication laws of such jurisdictions as you may reasonably request; provided, however, the Company will not be required to qualify as a
             -----------------
    foreign corporation, file a general consent to service of process in any such jurisdiction, subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject, or provide any undertaking or make any change in its charter or by-laws that the Board of Directors of the Company reasonably determines to be contrary to the best interests of the Company and its stockholders. In each jurisdiction in which the Shares have been so qualified or registered, the Company will use all reasonable efforts to file such statements and reports as may be required by the laws of such jurisdiction, to continue such qualification or registration in effect for so long a period as the Underwriters may reasonably request for the distribution of the Shares and to file such consents to service of process or other documents as may be necessary in order to effect such qualification or registration; provided, however, the
                                                        -----------------
    Company will not be required to qualify as a foreign corporation, file a general consent to service of process in any such jurisdiction, subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject, or provide any undertaking or make any change in its charter or by-laws that the Board of Directors of the Company reasonably determines to be contrary to the best interests of the Company and its stockholders.


        (g) To make generally available to the Company's stockholders as soon as reasonably practicable but not later than sixty (60) days after the close of the period covered thereby (ninety (90) days in the event the close of such period is the close of the Company's fiscal year), an earnings statement (in form complying with the provisions of Rule 158 of the Act) covering a period of at least twelve months after the effective date of the Registration Statement

    (but in no event commencing later than ninety (90) days after such date) which shall satisfy the provisions of Section 11(a) of the Act, and, if required by Rule 158 of the Act, to file such statement as an exhibit to the next periodic report required to be filed by the Company under the Exchange Act covering the period when such earnings statement is released.


        (h) During the period of five years after the date of this Agreement, the Company will furnish to you as soon as available a copy of each regular and periodic report or other publicly available information of the Company and any of its subsidiaries mailed to the holders of the Shares or filed with the Commission or any securities exchange.


        (i) During the period when the Prospectus is required to be delivered under the Act or the Exchange Act in connection with sales of the Shares, to file all documents required to be filed by it with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act.


        (j) The Company will pay all costs, expenses, fees and taxes incident to (i) the preparation, printing, filing and distribution under the Act of the Registration Statement and any amendment thereto (including financial statements and exhibits), each preliminary prospectus, the Prospectus and all amendments and supplements to any of them prior to or during the period specified in paragraph (b), (ii) the printing and delivery of this Agreement and the Blue Sky Memorandum (including the reasonable disbursements of counsel for the Underwriters relating to the printing and delivery of the Blue Sky Memorandum), (iii) the fee of and the filings and clearance, if any, with the National Association of Securities Dealers, Inc. (the "NASD") in connection with the Offering, (iv) the fee of and the listing of the Shares on the New York Stock Exchange, Inc. ("NYSE"), (v) furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Shares by the Underwriters or by dealers to whom Shares may be sold, (vi) the preparation, issuance and delivery of certificates for the Shares to the Underwriters, (vii) the costs and charges of any transfer agent or registrar, (viii) any transfer taxes imposed on the sale by the Company of the Shares to the Underwriters and (ix) the fees and disbursements of the Company's counsel and accountants.

        (k) The Company will use its best efforts to maintain the listing of the Shares on the NYSE for a period of three years after the Closing Date and thereafter unless the Company's Board of Directors determines that it is no longer in the best interests of the Company for the Shares to continue to be so listed.


        (l) The Company will use its best efforts to do and perform all things required to be done and performed under this Agreement by the Company prior to the Closing Date or any Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Shares.


        (m) The Company will use the net proceeds received by it from the sale of the Shares in the manner specified in the Prospectus Supplement under "Use of Proceeds.


        (n) The Company will prepare and file or transmit for filing with the Commission in accordance with Rule 424(b) of the Act copies of the Prospectus.


        (o) The Company will use its best efforts to continue to qualify as a "real estate investment trust" ("REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"), for a period of two years after the date of this Agreement unless the Company's Board of Directors determines that it is no longer in the best interests of the Company to be so qualified.


        (p) The Company hereby agrees not to, directly or indirectly, register the sale of, offer to sell, sell, contract to sell, grant any option to purchase or otherwise dispose of any Shares of common stock, par value $.01 per share, of the Company ("Common Shares") or any securities convertible into or exercisable or exchangeable for such Common Shares or in any other manner transfer all or a portion of the economic consequences associated with the ownership of any such Common Shares, except to the Underwriters pursuant to this Agreement, for a period of 90 days after the date of the Prospectus Supplement without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Notwithstanding the foregoing, during such period the Company may (i) grant shares of common stock and stock options pursuant to any employee benefit or incentive plan or management or director stock purchase plan of the Company and (ii) issue Common Shares upon the exercise of such options.


        6.   Representations and Warranties of the Company. The Company
             ---------------------------------------------
represents and warrants to each Underwriter as of the date hereof and the Closing Date that:


        (a) The Registration Statement became effective on January 9, 1997. No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission or by the state securities authority of any jurisdiction. No order preventing or suspending the use of the Prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission or by the state securities authority of any jurisdiction.


        (b) The Registration Statement and the Prospectus, including the financial statements, schedules and related notes included in the Prospectus and, if applicable, any Term Sheet to the Prospectus, as of the date hereof and at the time the Registration Statement became effective, and when any post-effective amendment to the Registration Statement or Rule 462(b) Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, did or will comply in all material respects with all applicable provisions of the Act and will contain all statements required to be stated therein in accordance with the Act. The Prospectus, including the financial statements, schedules and related notes included in the Prospectus, and if applicable, any Term Sheet to the Prospectus, as of the date hereof and at the time the Registration Statement became effective, and at the Closing Date, and when any post-effective amendment to the Registration Statement or Rule 462(b) Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, did or will comply in all material respects with all applicable provisions of the Act and will contain all statements required to be stated therein in accordance with the Act. On the date the Registration Statement was declared effective, on the date hereof, on the date of filing of any Rule 462(b) Registration Statement and on the Closing Date no part of the Registration Statement or any amendment did or will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. On the date the Registration Statement was declared effective, on the date hereof, as of its date, on the date of filing of any Rule 462(b) Registration Statement and at the Closing Date, the Prospectus and the Prospectus Supplement did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If a Rule 462(b) Registration Statement is filed in connection with the offering and sale of the Shares, the Company will have complied or will comply with the requirements of Rule 111 under the Act relating to the payment of filing fees therefor. The foregoing representations and warranties in this Section 6(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Underwriters specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. The Company has not distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Preliminary Prospectus (as hereinafter defined), the Prospectus or any other materials, if any, permitted by the Act.


        (c) The preliminary prospectus supplement, dated February 5, 1997, filed pursuant to Rule 424 under the Act (the "Preliminary Prospectus") and each 462(b) Registration Statement, if any, complied or will comply when so filed in all material respects with all applicable provisions of the Act; and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.


        (d) The documents incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the Act, at the time they were, or hereafter are, filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act, and, when read together with other information in and incorporated by reference in the Prospectus, at the time the Registration Statement became effective, and as of the Closing Date, or during the period specified in Section 5(b) did not and will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 6(d) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Underwriters specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto.


        (e) The historical financial statements and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus, comply in all material respects with the requirements of the Act and the Exchange Act, as applicable, and present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; the financial statements with respect to the Properties (as defined in the Prospectus) acquired by the Company, together with related notes, incorporated by reference in the Registration Statement or the Prospectus, present fairly a summary of gross income and direct operating expenses or a summary of gross income, as the case may be, of such Properties for the indicated periods; the foregoing financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; the pro forma financial information, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of the Act and the Exchange Act, as applicable; the assumptions used in preparing such pro forma information are reasonable and the adjustments used therein are appropriate to give effect to the transactions referred to therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus are accurately presented in all material respects and prepared on a basis consistent with the books and records of the Company and its consolidated subsidiaries.

        (f) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the condition (financial or otherwise), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries (as defined below), taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and (ii) except as set forth or contemplated in the Prospectus, neither the Company nor any of the Subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and the Subsidiaries, taken as a whole.


        (g) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Maryland, with corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus, and is duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not (1) have a material adverse effect on the condition (financial or otherwise), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries (as defined below), taken as a whole, (2) adversely affect the issuance or validity of the Shares or (3) adversely affect the consummation of any of the transactions contemplated by this Agreement (each of (1), (2) and (3) above, a "Material Adverse Effect") (which jurisdictions of foreign qualification are identified in Schedule II
                                                                    -----------
    hereto); except for investments in the Subsidiaries, in short-term investment securities and in other securities as described in the Registration Statement or Prospectus, the Company has no direct or indirect equity or other interest in any corporation, partnership, trust or other entity; each of the Company's subsidiaries (within the meaning of Regulation S-X under the Act) is identified on Schedule III hereto (the "Subsidiaries")
                                        ------------
    and has been duly organized and is validly existing as a corporation, trust or limited partnership, as the case may be, in good standing under the laws of its jurisdiction of organization with corporate, trust or partnership power and authority, as the case may be, to own or lease its properties and conduct its business as presently conducted and as described in the

    Prospectus, and has been duly qualified as a foreign corporation, foreign trust or foreign limited partnership, as the case may be, for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect (which jurisdictions of organization and foreign qualification are identified in Schedule III hereto); all the outstanding shares of capital
                  ------------
    stock or beneficial interests of each Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable; except as disclosed in Schedule III hereto, all the outstanding shares of capital stock, all
       ------------
    beneficial interests and all partnership interests of each Subsidiary are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims.


        (h) This Agreement has been duly authorized, executed and delivered by the Company.


        (i) The Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable. Application has been made to list the Shares on the NYSE. The form of certificate for the Shares will comply with all applicable legal and NYSE requirements. The holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Shares. The capital stock of the Company conforms to the description thereof in the Registration Statement and the Prospectus.


        (j) Neither the Company nor any of the Subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under (1) its Articles of Incorporation, Certificate of Incorporation, partnership agreement or agreement of trust, as the case may be (in each case as amended to the date of this Agreement), (2) its By-laws (as amended to the date of this Agreement) or (3) any indenture, mortgage, deed of trust, loan agreement, partnership agreement or other agreement or instrument or obligation to which the Company or such Subsidiary is a party or by which it or any of its properties is bound, except, with respect to clauses (2) and (3), for violations and defaults which individually or in the aggregate would not have a Material Adverse Effect; the issue and sale of the Shares and the performance by the Company of all of its obligations under this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, partnership agreement or other material agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of the property or assets of the Company or any Subsidiary is subject, except for such conflicts, breaches, defaults or violations which individually or in the aggregate would not have a Material Adverse Effect, nor will any such action result in any violation of the provisions of the Articles of Incorporation or the By-Laws of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties, except for such violations which individually or in the aggregate would not have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, orders, registrations or qualifications (x) as have been obtained under the Act and the Exchange Act, (y) as may be required under state securities or Blue Sky laws or Sections 2710 and 2720 of the Conduct Rules of the NASD in connection with the purchase and distribution of the Shares by the Underwriters or (z) the failure to obtain which would not have a Material Adverse Effect.


        (k) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of the Subsidiaries is or may be a party or to which any property of the Company or any of the Subsidiaries is or may be the subject which, if determined adversely to the Company, could individually or in the aggregate reasonably be expected to have a Material Adverse Effect; there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required; and the descriptions of the terms of all such contracts and documents contained or incorporated by reference in the Registration Statement or Prospectus are complete and correct in all material respects.


        (l) The authorized capital stock of the Company consists of 40 million shares of common stock, $.01 par value per share, 25 million shares of excess stock, $.01 par value per share, and 10 million shares of preferred stock, $.01 par value per share. The Company's issued and outstanding shares of capital stock are as set forth under the caption "Capitalization" in the Prospectus, except for subsequent issuances, if any, pursuant to dividend reinvestment plans, employee benefits plans and employee and director stock option and incentive plans. All of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.


        (m) The Company or a Subsidiary has good and marketable title to each Property, in each case free of any lien, mortgage, pledge, charge or encumbrance of any kind except those (i) described in the Prospectus or (ii) which do not materially affect or detract from the value of such Property or interfere with the use made and proposed to be made of such Property by the Company and the Subsidiaries and which individually and in the aggregate are in an amount which is not material to the Company.


        (n) Except as disclosed in the Prospectus, each entity identified in the Prospectus as a tenant of any Property, or a subtenant thereof, has entered into a lease or a sublease, if applicable, for the possession of such Property; except as disclosed in the Prospectus, each such lease is in full force and effect and neither the Company nor any of the Subsidiaries has notice of any defense to the obligations of the tenant thereunder or any claim asserted or threatened by any person or entity, which claim, if sustained, would have a Material Adverse Effect; and except as disclosed in the Prospectus, the lessor under each lease has complied with its obligations under such lease in all material respects and neither the Company nor any of the Subsidiaries has notice of any default by the tenant under such lease which, individually or in the aggregate with other such defaults, would have a Material Adverse Effect.

        (o)  The mortgages and deeds of trust encumbering the Properties are not
    (i) cross-defaulted to any indebtedness other than indebtedness of the Company or any of the Subsidiaries or (ii) cross-collateralized to any property not owned by the Company or any of the Subsidiaries.


        (p) The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the business in which they are engaged and such insurance is adequate for the value of their properties; all policies of insurance insuring the Company or the Subsidiaries or their respective businesses, assets, employees, officers, trustees and directors, as the case may be, are in full force and effect; the Company and the Subsidiaries are in compliance with the terms of such policies in all material respects and there are no claims by the Company or by the Subsidiaries under any such policy as to which any insurance company is denying liability or defending under a reservation of rights clause, other than claims which individually or in the aggregate would not have a Material Adverse Effect.


        (q) The Company has filed all federal, state and foreign income tax returns which have been required to be filed and has paid all taxes indicated by said returns and all assessments received by it to the extent that such taxes have become due and are not being contested in good faith.


        (r) The Company and each Subsidiary own, possess and have obtained all material licenses, permits, certificates, consents, orders, approvals and other authorizations from, and have made all material declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals necessary to own or lease, as the case may be, and to operate their properties and to carry on their business as conducted as of the date hereof, except in each case where the failure to obtain licenses, permits, certificates, consents, orders, approvals and other authorizations, or to make all declarations and filings, would not have a Material Adverse Effect, and none of the Company or any Subsidiary has received any notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Prospectus and except, in each case, where such revocation or modification would not have a Material

    Adverse Effect; and the Company and each Subsidiary are in compliance with all laws, rules and regulations relating to the conduct of their respective businesses as conducted as of the date hereof, except where noncompliance with such laws, rules or regulations would not have a Material Adverse Effect.


        (s) To the Company's knowledge, Coopers & Lybrand L.L.P., who have certified certain of the financial statements filed with the Commission as part of, or incorporated by reference in, the Registration Statement, are independent public accountants as required by the Act.


        (t) To the Company's knowledge, no relationship, direct or indirect, exists between or among the Company or the Subsidiaries on the one hand, and the directors, trustees, officers, stockholders, customers or suppliers of the Company or the Subsidiaries on the other hand, which is required by the Act to be described in the Registration Statement and the Prospectus which is not so described.


        (u) The Company has never been, is not now, and immediately after giving effect to the sale of the Shares under this Agreement will not be, an "investment company" or entity "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").


        (v) With respect to all tax periods regarding which the Internal Revenue Service is or will be entitled to assert any claim against the Company, the Company has met the requirements for qualification as a REIT under Sections 856 through 860 of the Code, and the Company's present and contemplated operations, assets and income continue to meet such requirements.


        (w) The conditions for the use by the Company of a registration statement on Form S-3 set forth in the General Instructions on Form S-3 have been satisfied and the Company is entitled to use such form for the transactions contemplated herein.

        (x) Other than as disclosed in the Prospectus, the Company has no knowledge of (a) the unlawful presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, "Hazardous Materials") on any of the Properties or (b) any unlawful spills, releases, discharges or disposals of Hazardous Materials that have occurred or are presently occurring from the Properties as a result of any construction on or operation and use of the Properties, which presence or occurrence would individually or in the aggregate have a Material Adverse Effect.


        (y) Other than as disclosed in the Prospectus, the Company and the Subsidiaries (i) to the Company's knowledge, are in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"),
    (ii) to the Company's knowledge, have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not individually or in the aggregate have a Material Adverse Effect.


        (z) In the ordinary course of its business, the Company engages environmental consultants and other experts to conduct reviews of the effect of Environmental Laws on the business, operations and properties of the Company and the Subsidiaries, in the course of which the Company identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such reviews and other than as described in the Prospectus, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, have a Material Adverse Effect.


        (aa) Subsequent to the respective dates as of which information is given in the Prospectus, (i) the Company has not purchased any of its outstanding shares of capital stock, or declared, paid or otherwise made any dividend or distribution of any kind on its shares of capital stock other than regular periodic dividends on such shares; and (ii) there has not been any material change in the shares of capital stock of the Company or any material change in the short-term debt or long-term debt of the Company and the Subsidiaries on a consolidated basis, except as described in or contemplated by the Prospectus. Other than as described in or contemplated by the Prospectus (including the Incorporated Documents), there are no outstanding warrants or options to purchase or rights to acquire any shares of capital stock of the Company and there are no restrictions upon the voting or transfer of, or the declaration or payment of any dividend or distribution on, any shares of capital stock of the Company pursuant to the Company's Articles of Incorporation or By-laws, any agreement or other instrument to which the Company is a party or by which the Company is bound, or any order, law, rule, regulation or determination of any court, governmental agency or body (including, without limitation, any banking or insurance regulatory agency or body), or arbitrator having jurisdiction over the Company. No holders of securities of the Company or of securities convertible into or exchangeable for securities of the Company have rights to the registration of such securities of the Company under the Registration Statement.


        (bb) The Company has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Shares, and the Company has not distributed and has agreed not to distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than the Prospectus or other material permitted by the Act.


        (cc) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization;
    (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.


        (dd) To the Company's knowledge, the Company does no business with any person or affiliate located in Cuba within the meaning of Florida Rule 3E-900.001.


        (ee) There is (i) no significant unfair labor practice complaint pending against the Company or any of the Subsidiaries or, to the knowledge of the Company, threatened against any of them, before the National Labor Relations Board or any state or local labor relations board, and no significant grievance or more significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of the Subsidiaries or, to the knowledge of the Company, threatened against any of them, and (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Company or any of the Subsidiaries or, to the knowledge of the Company, threatened against it or any of the Subsidiaries except for such actions specified in clause (i) or
    (ii) above which singly or in the aggregate could not reasonably be expected to have a Material Adverse Effect.


        (ff) No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Underwriters is, or will be, when made, inaccurate, untrue or incorrect in any material respect; it being understood that no representation is made under this Section 6(ff) with respect to the Registration Statement or the Prospectus which are the subject of representations contained in other paragraphs in this Section 6.


        (gg) Any certificate or other document signed by any officer or authorized representative of the Company or any Subsidiary, and delivered to the Underwriters or to counsel for the Underwriters in connection with the sale of the Shares shall be deemed a representation and warranty by such entity or person, as the case may be, to each Underwriter as to the matters covered thereby.


        7.    Indemnification.  (a)  The Company agrees to indemnify and hold
              ---------------
harmless each Underwriter and each person, if
any, who controls any Underwriter within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages, expenses, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, expenses, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon and in conformity with information relating to any Underwriters furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use therein provided, that this indemnity agreement with respect to any preliminary
--------
prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, liabilities, claims, damages or expenses purchased Shares, or any person controlling such Underwriter, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any such amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if such is required by law, at or prior to the written confirmation of the sale of such Shares to such person and if the Prospectus (as so amended or supplemented) would have corrected the defect giving rise to such loss, liability, claim, damage or expense.


        (b) In case any action shall be brought against any Underwriter or any person controlling such Underwriter, based upon any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company, such Underwriter shall promptly notify the Company in writing and the Company may, at its election, assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses. Any Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall, if the Company has assumed the defense as indicated above, be at the expense of such Underwriter or such controlling person unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company, (ii) the Company shall have failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the

Company and such Underwriter or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Underwriters and controlling persons, which firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation and that all such fees and expenses shall be reimbursed as they are incurred). The Company shall not be liable for any settlement of any such action effected without its written consent but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Underwriter and any such controlling person from and against any loss or liability by reason of such settlement to the extent required by this Section 7. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of the indemnifying party and an indemnified party shall have requested the indemnifying party to reimburse the indemnified party for such fees and expenses of counsel as incurred, such indemnifying party agrees that it shall be liable for any settlement of any action effected without its written consent if (i) such settlement is entered into more than forty business days after the receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall have failed to reimburse the indemnified party in accordance with such request for reimbursement prior to the date of such settlement; provided,
                                                                     --------
however, that if it is determined by a final non appealable order of a court of
-------
competent jurisdiction that the Company has no indemnification obligation under this Section 7, all fees and expenses paid by the Company pursuant to this sentence shall be returned to the Company upon its demand. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.


        (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company and the

Company's officers and directors who sign the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter but only with reference to and in conformity with information relating to such Underwriter furnished in writing by or on behalf of such Underwriter expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus. In case any action shall be brought against the Company, any of its officers, directors, or any person controlling the Company, based on the Registration Statement, the Prospectus or any preliminary prospectus and in respect of which indemnity may be sought against any Underwriter, the Underwriter shall have the rights and duties given to the Company (except that if the Company shall have assumed the defense thereof, such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall, except as otherwise provided herein, be at the expense of such Underwriter), and the Company, its officers, directors, and any person controlling the Company shall have the rights and duties given to the Underwriter, by Section 7(b) hereof.


        (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, expenses, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, expenses, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Shares, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.


        The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective number of Shares purchased by each of the Underwriters hereunder and not joint.


        8.  Conditions of Underwriters' Obligations. The several obligations of
            ---------------------------------------
the Underwriters to purchase the Firm Shares and the Additional Shares, as the case may be, under this Agreement are subject to the satisfaction of each of the following conditions:


        (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct, in all material respects, on the Closing Date and any Option Closing Date, with the same force and effect as if made on and as of the Closing Date and such Option Closing Date.


        (b) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or threatened by the Commission to the knowledge, after due inquiry, of the Company. No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or threatened by the state securities authority of any jurisdiction, to the knowledge of the Company.


        (c) (i) Since the date of the latest balance sheet incorporated by reference in the Registration Statement and the Prospectus, there shall not have been any Material Adverse Effect, (ii) other than as set forth in the Prospectus, no proceedings shall be pending or, to the knowledge of the Company, after due inquiry, threatened against the Company or any Property before or by any federal, state or other commission, board or administrative agency, where an unfavorable decision, ruling or finding could reasonably be expected to result in a Material Adverse Effect, and on the Closing Date and any Option Closing Date, as the case may be, you shall have received a certificate dated the Closing Date and the Option Closing Date, as the case may be, signed by the Chief Executive Officer and the Chief Financial Officer of the Company, in their capacities as the Chief Executive Officer and Chief Financial Officer of the Company, on behalf of the Company, confirming the matters set forth in paragraphs (a), (b) and (c) of this
    Section 8.


        (d) You shall have received on the Closing Date and, if later, on the Option Closing Date opinions, dated the Closing Date and the Option Closing Date, as the case may be, of Goodwin, Procter & Hoar LLP, counsel for the Company, in the forms attached hereto as Annex A and Annex B.
                                             -------     -------


        (e) You shall have received on the Closing Date and the Option Closing Date, as the case may be, an opinion, dated the Closing Date and the Option Closing Date, as the case may be, of Cahill Gordon & Reindel, counsel for the Underwriters, to the effect that:

            (i) the Shares have been duly authorized, and when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will have been validly issued and will be fully paid and non-assessable, and the issuance of such Shares is not subject to any preemptive or similar rights;


            (ii) the Registration Statement has become effective under the Act and, to the knowledge of such counsel, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are pending before or threatened by the Commission;


            (iii) this Agreement was duly and validly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by any other party thereto, is valid, legally binding and enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and


            (iv) the Registration Statement, at the time it became effective, and the Prospectus, as of the date of the Prospectus Supplement (in each case, other than documents incorporated therein by reference and the financial statements and supporting schedules and other financial and statistical data included or incorporated by reference therein, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the Act.


        In addition, Cahill Gordon & Reindel shall state that they have participated in conferences with officers and other representatives of the Company and representatives of the independent public accountants for the Company and representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or the documents incorporated therein by reference, on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company), no facts have come to the attention of such counsel which lead them to believe that the Registration Statement, including the documents incorporated therein by reference, at the time the Company filed its Annual Report on Form 10-K for the Year Ended December 31, 1995 or at the date of the Underwriting Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, including the documents incorporated therein by reference, at the time the Prospectus was first provided to the Underwriters for use in connection with the offering of the Shares or at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial or statistical data included in the Registration Statement, the Prospectus or the documents incorporated therein by reference).


        Cahill Gordon & Reindel need express no opinion (i) as to the enforceability of forum selection clauses in the federal courts or (ii) with respect to the requirements of, or compliance with, any state securities or "Blue Sky" or real estate syndication laws. In addition, Cahill Gordon & Reindel may rely as to all matters governed by the laws of the State of Maryland upon the opinion of Goodwin, Procter & Hoar LLP.


        (f) On the date hereof, Coopers & Lybrand L.L.P. shall have furnished to the Underwriters a letter, dated the date of its delivery, addressed to the Underwriters and in form and substance satisfactory to the Underwriters (and to its counsel), confirming that they are independent public accountants with respect to the Company and its Subsidiaries as required by the Act and with respect to the financial and other statistical and numerical information contained in the Registration Statement. At the Closing Date and, as to the Additional Shares, at any Option Closing Date, Coopers & Lybrand L.L.P. shall have furnished to the Underwriters a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from it, that nothing has come to its attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than five days prior to the Closing Date and the applicable Option Closing Date, as the case may be, which would require any change in its letter dated the date hereof if it were required to be dated and delivered at the Closing Date and the applicable Option Closing Date, as the case may be.


        (g) At the Closing Date, the Shares shall have been approved for listing on the NYSE upon official notice of issuance.


        (h) The Company and its Subsidiaries shall not have failed at or prior to the Closing Date and any applicable Option Closing Date, as the case may be, to perform or comply with any of the agreements pursuant to Section 5 herein contained and required to be performed or complied with by the Company at or prior to the Closing Date and the Option Closing Date, as the case may be.


        (i) At the Closing Date and, if later, at any applicable Option Closing Date, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Shares, as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters.


        (j) At the Closing Date, the Underwriters shall have received a letter agreement from certain of the directors and executive officers of the Company, as listed on Schedule IV hereto, substantially in the form attached hereto as Annex C.
              --------

        9.   Effective Date of Agreement; Termination; Default by One or More
             ----------------------------------------------------------------
Underwriters. This Agreement shall become effective upon the execution of this
------------
Agreement.

        This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Company if any of the following has occurred:
(i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has been a Material Adverse Effect, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus,
(iii) the suspension or material limitation of trading in securities on the NYSE or the American Stock Exchange or material limitation on prices for securities on either of such exchanges, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion would result in a Material Adverse Effect, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.


        If on the Closing Date or on an applicable Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Firm Shares or Additional Shares, as the case may be, which it or they have agreed to purchase hereunder on such date and the aggregate number of Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total number of Firm Shares or Additional Shares, as the case may be, to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Firm Shares set forth opposite its name in
Schedule I bears to the total number of Firm Shares which all the non-defaulting Underwriters, have agreed to purchase, or in such other proportion as you may specify, to purchase the Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall
                                                --------
the number of Firm Shares or Additional Shares, as the case may be, which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Firm Shares or Additional Shares, as the case may be, without the written consent of such Underwriter. If on the

Closing Date or on an applicable Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares, or Additional Shares, as the case may be, and the aggregate number of Firm Shares or Additional Shares, as the case may be, with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares or Additional Shares, as the case may be, to be purchased on such date by all Underwriters and arrangements satisfactory to you and the Company for purchase of such Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date or the applicable Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.


        10.  Miscellaneous. Notices given pursuant to any provision of this
             -------------
Agreement shall be addressed as follows: (a) if to the Company, to TriNet Corporate Realty Trust, Inc., Four Embarcadero Center, Suite 3150, San Francisco, California 94111 and (b) if to you, c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention:
Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.


        The provisions of Sections 5, 6 and 7 shall remain operative and in full force and effect, and will survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or by or on behalf of the Company, the officers or directors of the Company or any controlling person of the Company and (ii) acceptance of the Shares and payment for them hereunder.


        In the event of termination of this Agreement, the provisions of Sections 5(k) and 7 shall remain operative and in full force and effect.

        If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse the several Underwriters for all out-of-pocket expenses (including the fees and documented disbursements of counsel) reasonably incurred by them.


        Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company and the Underwriters, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Shares from any of the several Underwriters merely because of such purchase.


        This Agreement shall be governed and construed in accordance with the laws of the State of New York.


        This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

        Please confirm that the foregoing correctly sets forth the agreement among the Company and the several Underwriters.





                                            Very truly yours,


                                            TRINET CORPORATE REALTY TRUST, INC.


                                             By: /s/ Mark S. Whiting
                                                 ------------------------------
                                                 Name:  Mark S. Whiting
                                                 Title: President and Chief
                                                        Executive Officer

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
GOLDMAN, SACHS & CO.
MERRILL LYNCH & CO.
J.P. MORGAN SECURITIES INC.
SMITH BARNEY INC.

By: DONALDSON, LUFKIN & JENRETTE
      SECURITIES CORPORATION


By: /s/ Eric A. Anderson
    ----------------------------
    Name:  Eric A. Anderson
    Title: Managing Director

                                  SCHEDULE I

                                                    Number of
                                                      Firm
                                                  Shares to Be
      Underwriters                                  Purchased
      ------------                                --------------
Donaldson, Lufkin & Jenrette
  Securities Corporation ....................       1,000,000
Goldman, Sachs & Co. ........................       1,000,000
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated ....................       1,000,000
J.P. Morgan Securities Inc. .................       1,000,000
Smith Barney Inc. ...........................       1,000,000
Jefferies & Company, Inc. ...................         200,000
Montgomery Securities .......................         200,000
Robertson, Stephens & Company LLC ...........         200,000
UBS Securities LLC ..........................         200,000
Commerzbank Capital Markets Corporation .....         100,000
Nesbitt Burns Securities, Inc. ..............         100,000
                                                    _________
                          Total .............       6,000,000

                                  SCHEDULE II


                                   STATES OF
                           FOREIGN QUALIFICATION OF
                      TRINET CORPORATE REALTY TRUST, INC.



                                  California

                                    Florida

                                 Pennsylvania

                                 SCHEDULE III

                                         Jurisdiction                             Percentage of
Name of                                       of          States of Foreign      Equity Interest        Title
Subsidiary                               Organization       Qualification       Owned by Company      Exceptions
------------                             ------------       -------------       ----------------      ----------
TriNet Essential Facilities I, Inc.       Maryland           Pennsylvania              100%              None

TriNet Essential Facilities II, Inc.      Maryland           Michigan                  100%              None

TriNet Essential Facilities III, Inc.     Maryland           Alabama, Florida,         100%              None
                                                             Georgia,
                                                             Illinois,
                                                             Indiana, Iowa,
                                                             Mississippi, New
                                                             York, Ohio,
                                                             Tennessee, West
                                                             Virginia

TriNet Essential Facilities IV, Inc.      Maryland           Illinois                  100%              None

TriNet Essential Facilities V, Inc.       Maryland           California                100%              None

TriNet Essential Facilities VI, Inc.      Maryland           Illinois                  100%              None

TriNet Essential Facilities VII, Inc.     Maryland           Arizona                   100%              None

TriNet Essential Facilities VIIIR, Inc.   Maryland           California,               100%              None
                                                             Florida,
                                                             Minnesota,
                                                             Nevada,
                                                             Washington

TriNet Essential Facilities X, Inc.       Maryland           California,               100%              None
                                                             Colorado,
                                                             Florida, Georgia,
                                                             Illinois,
                                                             Indiana,
                                                             Louisiana,
                                                             Missouri, New
                                                             York, Ohio,
                                                             Pennsylvania,
                                                             Texas, Utah

TriNet Essential Facilities XI, Inc.      Maryland           Ohio, Kansas              100%              None

TriNet Essential Facilities XII, Inc.     Maryland           California,               100%               (1)
                                                             Florida,
                                                             Illinois,
                                                             Louisiana,
                                                             Minnesota, New
                                                             York, Ohio,
                                                             Tennessee, Texas

TriNet Essential Facilities XIV, Inc.     Maryland           New Jersey                100%              None

TriNet Essential Facilities XV, Inc.      Maryland           None                      100%              None

TriNet Essential Facilities XVI, Inc.     Maryland           None                      100%              None

TriNet XVII Realty Trust               Massachusetts         None                      100%              None


TriNet Essential Facilities XVIII, Inc.  Maryland            Texas                     100%              None

TriNet Essential Facilities XIX, Inc.    Maryland            None                      100%              None

TriNet Corporate Partners I, L.P.        Delaware            Louisiana                 100%(2)           None

TriNet Corporate Partners II, L.P.       Delaware            Texas, Tennessee          100%(3)           None

TriNet Sunnyvale Partners, L.P.          Delaware            California                44.7%(4)          None

TriNet Essential Facilities XX, Inc.     Maryland            California,               100%              None
                                                             Wisconsin

TriNet Essential Facilities XXI, Inc.    Maryland            South Carolina            100%              None

TriNet Essential Facilities XXII, Inc.   Maryland            California,               100%              None
                                                             Colorado

TriNet Essential Facilities XXIII, Inc.  Maryland            None                      100%              None

TriNet Essential Facilities XXIV, Inc.   Maryland            None                      100%              None

_________________________________

(1) Common stock pledged in connection with the 1994 Mortgage Loan (as defined in the Prospectus).


(2) Owned 1% by TriNet Essential Facilities XVI, Inc., as general partner, and 99% by TriNet Essential Facilities XV, Inc., as limited partner.


(3) Owned 1% by TriNet Essential Facilities XVIII, Inc., as general partner, and 99% by TriNet Essential Facilities XIX, Inc., as limited partner.


(4) Owned 44.7% by TriNet Corporate Realty Trust, Inc., as general partner. TriNet Corporate Realty Trust, Inc. does not own any of the limited partnership interests in this partnership.

                      SCHEDULE IV



LIST OF DIRECTORS AND OFFICERS SUBJECT TO LOCKUP PROVISIONS

  Robert W. Holman
  Mark S. Whiting
  Jay H. Shidler
  A. William Stein
  Gary P. Lyon
  Jo Ann Chitty
  Shidler Equities, L.P.
  The Summer Shidler Irrevocable Trust
  Quantum Group, L.P.

                        Annex A





Donaldson, Lufkin & Jenrette Securities Corporation
Goldman, Sachs & Co.
Merrill Lynch & Co.
J.P. Morgan Securities Inc.
Smith Barney Inc.
   As Representatives of the Several Underwriters
   c/o Donaldson, Lufkin & Jenrette Securities Corporation
   277 Park Avenue
   New York, New York 10172

   Re:  TriNet Corporate Realty Trust, Inc.
        -----------------------------------

Ladies and Gentlemen:

     We have acted as counsel for TriNet Corporate Realty Trust, Inc., a Maryland corporation (the "Company"), in connection with the preparation and filing with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), of a Registration Statement on Form S-3 (File No. 333-19137), as amended, relating to the possible offering from time to time of up to $400,000,000 aggregate principal amount of the Company's Debt Securities, Preferred Stock and Common Stock (as such terms are defined in the Registration Statement) and the offering of 6,000,000 shares of common stock, par value $.01 per share (the "Shares"), pursuant to a Prospectus Supplement dated February , 1997, which supplements the prospectus included in such Registration Statement (the "Prospectus Supplement"). Such Registration Statement, as amended when it became effective, is herein called the "Registration Statement," and the prospectus dated January 9, 1997, included in the Registration Statement, as supplemented by the Prospectus Supplement and filed (with the Prospectus Supplement) with the Commission on February , 1997 pursuant to Rule 424(b) under the 1933 Act, is herein called the "Prospectus."

     This opinion is furnished to you pursuant to Section 8(d) of the Underwriting Agreement (the "Underwriting Agreement"), dated February 24, 1997, by and among the Company and Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co., Merrill Lynch & Co., J.P. Morgan Securities Inc. and Smith Barney Inc. (the "Underwriters"). Capitalized terms used herein shall, unless otherwise defined herein, have the meanings set forth in the Underwriting Agreement.

     In arriving at the opinions expressed below, we have examined and relied upon the following documents:

     (a) The Articles of Incorporation, each as amended to date, of (i) the Company and (ii) the Company's twenty-one corporate subsidiaries: TriNet Essential Facilities I, Inc., TriNet Essential Facilities II, Inc., TriNet Essential Facilities III, Inc., TriNet Essential Facilities IV, Inc., TriNet Essential Facilities V, Inc., TriNet Essential Facilities VI, Inc., TriNet Essential Facilities VII, Inc., TriNet Essential Facilities VIIIR, Inc., TriNet Essential Facilities X, Inc., TriNet Essential Facilities XI, Inc., TriNet Essential Facilities XII, Inc., TriNet Essential Facilities XIV, Inc., TriNet Essential Facilities XV, Inc., TriNet Essential Facilities XVI, Inc., TriNet Essential Facilities XVIII, Inc., TriNet Essential Facilities XIX, Inc., TriNet Essential Facilities XX, Inc., TriNet Essential Facilities XXI, Inc., TriNet Essential Facilities XXII, Inc., TriNet Essential Facilities XXIII, Inc. and TriNet Essential Facilities XXIV, Inc. (such subsidiaries each being referred to herein, individually, as a "Corporate Subsidiary" and, collectively, as the "Corporate Subsidiaries");

     (b) The Bylaws of the Company and the Corporate Subsidiaries, each as amended to date;

     (c) The Declaration of Trust of TriNet XVII Realty Trust (the "Trust Subsidiary");

     (d) The Limited Partnership Agreements of TriNet Corporate Partners I, L.P., TriNet Corporate Partners II, L.P. and TriNet Sunnyvale Partners, L.P. (the "Limited Partnership Subsidiaries" and together with the Corporate Subsidiaries and the Trust Subsidiary, the "Subsidiaries");

     (e) Such records of corporate proceedings as we deemed material, including, but not limited to, (i) a copy of the minutes of the meeting of the Board of Directors of the Company dated December 11, 1996 and (ii) a copy of the unanimous written consent of the Stock Pricing Committee of the Board of Directors of the Company dated February 24, 1997;

     (f) Good Standing Certificates dated variously between February and, 1997, with respect to the Company and the Corporate Subsidiaries issued by the Maryland Department of Assessments and Taxation, with respect to the Trust Subsidiary issued by the Massachusetts Secretary of State and with respect to the Limited Partnership Subsidiaries issued by the Delaware Secretary of State,
and a letter of CT Corporation System ("CT") dated as of February   , 1997,
which has been provided to your counsel;

     (g) Certificates of foreign qualification with respect to the Company, the Corporate Subsidiaries and the Limited Partnership Subsidiaries in various states, and a letter of CT dated as of February , 1997, which has been provided to your counsel;

     (h)  An executed copy of the Underwriting Agreement;

     (i) Certificates as to certain facts and to the representations and warranties contained in the Underwriting Agreement from the officers of the Company and the Corporate Subsidiaries, from the general and limited partners of the Limited Partnership Subsidiaries and from the trustees of the Trust Subsidiary;

     (j)  The Registration Statement;

     (k) The Prospectus, including the documents incorporated therein by reference; and

     (l) Such other contracts, documents, certificates and records as we deemed necessary for the purpose of this opinion, including those delivered at the closing of the sale of the Shares.

     In addition, we have examined and relied on the originals or copies, certified or otherwise identified to our satisfaction, of all such corporate records of the Company and the Subsidiaries and such other instruments and certificates of public officials, officers and representatives of the Company and the Subsidiaries and other persons, and we have made such investigations of law as we have deemed appropriate as a basis for the opinions expressed below. In rendering the opinions expressed below, we have assumed and have not verified the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, the authenticity of the originals of such latter documents and the legal capacity of each individual executing any document.

     Insofar as any opinion in paragraphs (1) through (22) relates to, or depends upon, any matter of fact, we have relied upon the representations of the Company as set forth in Section 6 of the Underwriting Agreement and certain certificates of the Company's officers delivered in connection with this opinion. Although we have performed the examination referred to above, for purposes of our opinions in paragraphs (1) through (22), we have made no independent inquiry as to any facts relating to the transactions contemplated by the Underwriting Agreement.

     Whenever our opinion is indicated to be "to our knowledge" or "to the best of our knowledge," it should be understood that during the course of our representation of the Company we have not undertaken any independent investigation to determine the existence or absence of facts. The words "to our knowledge" and similar language used in certain of the opinions expressed below are limited to the knowledge of the lawyers within our firm who have had primary responsibility for our work on the transactions contemplated by the Underwriting Agreement. We express no opinion as to legal conclusions set forth in any agreement or instrument referred to in numbered paragraph (12) that are not expressly addressed by our opinions set forth in numbered paragraphs (1) through
(11) and (13) through (22).

     The opinions expressed below are qualified to the extent that (i) the validity or enforceability of any provision of any instrument or document or any rights granted thereunder may be subject to or affected by any bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar law relating to or affecting the rights of creditors generally, (ii) the remedy of specific performance or any other equitable remedy may be unavailable in any jurisdiction or may be withheld as a matter of judicial discretion, (iii) equitable principles may be applied in construing or enforcing the provisions of any instrument or document (regardless of whether enforcement is sought in a proceeding in equity or at law) and (iv) applicable federal and state securities laws and public policy may limit the application of provisions relating to indemnification and contribution with respect to securities laws matters.

     You have not asked us to pass in this opinion letter upon the power and authority of the Underwriters to enter into the Underwriting Agreement or to effect the transactions contemplated thereby or as to the disclosure in the Prospectus or Registration Statement of information relating to the Underwriters. Accordingly, for the purposes of this opinion letter, we have assumed that the Underwriters have all requisite power and authority and have taken all necessary corporate and other action to enter into the Underwriting Agreement and to effect such transactions, and we do not express any opinion herein as to the disclosure or non-disclosure in the Prospectus, the Registration Statement or any other document of any information relating to the Underwriters.

     In rendering the opinions expressed in paragraph (1) below as to valid existence and good standing of the Company, we have relied solely upon the certificate of state officials and the letter from CT referred to in paragraph
(f) above.

     In rendering the opinions expressed in paragraph (3) below as to valid existence and good standing of the Subsidiaries, we have relied solely upon the certificates of state officials and the letter from CT referred to in paragraph (f) above.

     In rendering the opinions expressed in paragraphs (2) and (4) below as to the good standing and qualification of the Company and the Subsidiaries to transact business in states other than Maryland, Massachusetts and Delaware, we have relied solely upon the certificates of state officials referred to in paragraph (g) above.

     Our opinion expressed in the first sentence of paragraph (15) below is based on a copy of the written order of the Commission declaring the Registration Statement effective as of January 9, 1997. Our opinion expressed in the second sentence of paragraph (15) below is based on an EDGAR filing notice of the Commission confirming that the Prospectus Supplement was filed with the
Commission on February  , 1997 at        .

     Our opinion expressed in the second sentence of paragraph (8) below is based on a copy of the Subsequent Listing Application of the Company to the New York Stock Exchange ("NYSE"), as executed by the Company and the NYSE. For purposes of rendering our opinion in the third sentence of paragraph (8), we have assumed that all NYSE requirements relating to the form of certificate used to evidence the Shares are contained in the rules, policies and procedures published by the NYSE.

     In rendering the opinions expressed in paragraph (12) below as to the lack of conflict with, or default under, the documents identified in Appendix B
                                                                ----------
hereto, we have relied upon the certification by certain officers of the Company that the financial covenants contained in Section 5.8 of document number 67 in Appendix B have not been violated and we do not opine as to any conflict or
----------
violation that may arise under any financial covenants set forth in Section 5.8 of document number 67 in Appendix B as a result of the execution of the
                         ----------
Underwriting Agreement or the performance by the Company of any transaction contemplated thereby.

     In rendering the opinions expressed below, we express no opinion as to the laws of any jurisdiction other than the United States of America, The Commonwealth of Massachusetts, the Delaware Revised Limited Partnership Act and the General Corporation Law of Maryland. To the extent that any other laws govern any of the matters as to which we express an opinion herein, we have assumed, without independent investigation, that the laws of such jurisdiction are identical to those of The Commonwealth of Massachusetts, and we express no opinion as to whether such assumption is reasonable or correct.

     Based upon and subject to the foregoing, we are of the opinion that:

     1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, with corporate power and authority to own its properties and conduct its business as described in the Prospectus.

     2. The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing in each jurisdiction identified in Schedule II to the Underwriting Agreement, which has
                        -----------
          been attached as Appendix A hereto.
                           ----------

     3. Each Corporate Subsidiary has been duly incorporated and is validly existing as a corporation, in good standing under the laws of the State of Maryland. The Trust Subsidiary has been duly formed and is validly existing as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. The Limited Partnership Subsidiaries have been duly formed and are validly existing as limited partnerships in good standing under the laws of the State of Delaware. Each of the Subsidiaries has the corporate, trust or partnership, as the case may be, power and authority to own its properties and conduct its business as described in the Prospectus.

     4. Each of the Subsidiaries has been duly qualified as a foreign corporation, business trust or limited partnership, as the case may be, for the transaction of business and is in good standing in each jurisdiction identified in Schedule III of the Underwriting Agreement,
                                     ------------
          which has been attached as Appendix A hereto.
                                     ----------

     5. All of the outstanding shares of capital stock of each Corporate Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable, and all of such shares of capital stock are owned of record by the Company, free and clear of any perfected security interests or, to our knowledge, any other liens, encumbrances, security interests and claims, except for the security interest in the issued and outstanding shares of capital stock of TriNet Essential Facilities XII, Inc. listed in Schedule III to the
                                                          ------------
          Underwriting Agreement; and based solely on our review of the Declaration of Trust of the Trust Subsidiary, all of the shares of beneficial interest of such Trust Subsidiary are duly authorized, validly issued, are fully paid and non-assessable and are owned of record by the Company, free and clear of any perfected security interests or, to our knowledge, any other liens, encumbrances, security interests and claims; and based solely on our review of the limited partnership agreements of each Limited Partnership Subsidiary, except as set forth in Appendix A hereto all of the partnership interests of such Limited
             ----------
          Partnership Subsidiaries are owned by the Company directly, or indirectly through Corporate Subsidiaries, as set forth in Appendix A
                                                                     ----------
          hereto, free and clear of any perfected security interests or, to our knowledge, any other liens, encumbrances, security interests and claims.

     6. Other than as set forth or contemplated in the Prospectus, to our knowledge, there are no legal or governmental proceedings in which service or notice of process has been received by an officer or other representative of the Company or any Subsidiary, or threatened to which the Company or the Subsidiaries are or may be a party or to which any property of the Company or the Subsidiaries is or may be the subject which, if determined adversely to the Company or the Subsidiaries, could individually or in the aggregate reasonably be expected to have a Material Adverse Effect; we do not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required.

     7. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

     8. The Shares have been duly authorized and, when issued and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and nonassessable. The Shares have been duly authorized for listing, subject to official notice of issuance, on the NYSE. The form of certificate used to evidence the Shares is in due and proper form and complies with all applicable statutory and NYSE requirements.

     9. The issuance of the Shares is not subject to preemptive or other similar rights arising by operation of law, the charter or Bylaws of the Company or, to the best of our knowledge, otherwise.

     10. The Shares conform in all material respects to the descriptions thereof in the Registration Statement and the Prospectus under the captions "Description of Common Stock" and "Restrictions on Transfers of Capital Stock."

     11. The issue and sale of the Shares and the performance by the Company of its obligations under the Underwriting Agreement and the consummation of the transactions therein contemplated will not (a) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under any of the documents identified in Appendix B hereto
                                                             ----------
          except for such conflicts, breaches or defaults which individually or in the aggregate would not have a Material Adverse Effect; (b) result in any violation of the provisions of the Articles of Incorporation or the By-Laws of the Company, or (c) result in any violation of any applicable law or statute or any order known to us, or any rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its Subsidiaries or any of their respective Properties.

     12. To the best of our knowledge, no default exists, and no event has occurred which with notice or lapse of time, or both, would constitute a default, in the due performance and observance of any term, covenant or condition by the Company or any Subsidiary of any agreement or instrument identified in Appendix B to which the Company or any
                                   ----------
          Subsidiary is a party or by which any of them or any of their respective properties or assets is bound or affected, where the consequences of such default would have a Material Adverse Effect; provided, that we express no opinion with respect to any default in the due performance or observance of any financial term, covenant or condition to the extent that the determination of whether a default exists, or event has occurred which, with notice or lapse of time, or both, would constitute a default, does not involve the making of a legal conclusion.

     13. The authorized capital stock of the Company consists of 40 million shares of common stock, $.01 par value per share, 25 million shares of excess stock, $.01 par value per share, and 10 million shares of preferred stock, $.01 par value per share. The Company's issued and outstanding shares of capital stock is as set forth under the caption "Capitalization" in the Prospectus, except for subsequent issuances, if any, pursuant to dividend reinvestment plans, employee benefits plans and employee and director stock option and incentive plans. The capital stock of the Company conforms to the description thereof contained in the Prospectus; and all of the issued and outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable.

     14. No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of Shares or the consummation of the other transactions contemplated by the Underwriting Agreement, except such consents, approvals, authorizations, orders, registrations or qualifications as have been obtained under the 1933 Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as may be required under state securities or Blue Sky laws or Sections 2710 and 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. in connection with the purchase and distribution of the Shares by the Underwriters.

     15. The Registration Statement has been declared effective under the 1933 Act. The Prospectus was filed with the Commission pursuant to Rule 424 within the applicable time period prescribed by Rule 424. To our knowledge (based solely on oral representations of a member of the staff of the Commission and a certificate of the Company), no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission.

     16. At the time the Registration Statement became effective and at the date of the Prospectus Supplement, the Registration Statement as supplemented by the Prospectus Supplement (other than (A) the documents incorporated by reference therein and (B) the financial statements and schedules and other financial or statistical data included therein, as to which no opinion is given) complied as to form in all material respects with the requirements for registration statements on Form S-3 under the 1933 Act, it being understood that in passing upon compliance as to the form of the Registration Statement, we assume that the statements made or incorporated therein are correct and complete.

     17. The Company is not, and will not become as a result of the consummation of the transactions contemplated by this Agreement, an "investment company" or entity

          "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     18. To our knowledge, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement or otherwise under the 1933 Act.

     19. Except as described in the Prospectus, to our knowledge, since the date of the Prospectus Supplement, the Company has not granted any options, warrants or other rights calling for the issuance of, and has made no commitments, plans or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company other than shares of capital stock or stock options issued or granted pursuant to or in connection with employee benefit or incentive plans or management or director stock purchase plans of the Company.

     20. The Company satisfies all conditions and requirements for filing the Registration Statement on Form S-3 under the 1933 Act.

     21. Each document filed by the Company with the Commission pursuant to the Exchange Act on or before the date hereof (other than the financial statements and supporting schedules included therein, as to which no opinion is given) and incorporated or deemed to be incorporated by reference in the Prospectus complied when so filed as to form in all material respects with the Exchange Act, it being understood that in passing upon compliance as to the form of such documents, we assume that the statements made therein are correct and complete.

     22. The Statements in the Prospectus under the first paragraph of the caption "Restrictions on Transfers of Capital Stock" (except for the last sentence thereof), to the extent such information constitutes statements of law, descriptions of statutes, rules or regulations, summaries of documents or legal conclusions, have been reviewed by us and are accurate in all material respects and present fairly the information required to be disclosed therein.

The limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the documents incorporated therein by reference and we make no representation that we have independently verified the accuracy, completeness or fairness of such, except as expressly set forth in (a) paragraphs (10) and (22) hereof and (b) the second numbered paragraph of the opinion of this firm to you relating to certain tax matters of even date herewith. Without limiting the foregoing, we assume no responsibility for, and have not independently verified, the accuracy, completeness or fairness of the financial statements or notes thereto, financial schedules and other financial and statistical data included in the Registration Statement and the Prospectus, and we have not examined the accounting, financial or statistical records from which such statements and notes, schedules and data are derived. However, in the course of our acting as counsel to the Company and the Subsidiaries in connection with the preparation of the Registration Statement and the Prospectus and the public offering of the Shares we participated in conferences and telephone conversations with representatives of the Company, representatives of Coopers & Lybrand L.L.P., accountants for the Company, your representatives and representatives of Cahill Gordon & Reindel, your counsel, during which conferences and conversations the contents of the Registration Statement and the Prospectus and related matters were discussed. In addition, we reviewed certain documents made available to us by the Company or otherwise in our possession.

     Based on our participation in the above-mentioned conferences and conversations, our review of the documents described above, our understanding of applicable law and the experience we have gained in our practice thereunder, we advise you that:

          (a) No facts have come to our attention which cause us to believe that the Registration Statement (including the documents incorporated therein by reference, but excluding the financial statements or notes thereto, financial schedules and other financial and statistical data contained therein, as to which we express no opinion), at the time it became effective or at the time the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 was filed with the Commission (whichever is later), or on the date of the Underwriting Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (b) No facts have come to our attention which cause us to believe that the Prospectus (including the documents incorporated therein by reference, but excluding the financial statements or notes thereto, financial schedules and other financial and statistical data contained therein, as to which we express no opinion), as of its date or the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     This opinion is based upon currently existing statutes, rules and regulations and judicial decisions and is rendered as of the date hereof, and we disclaim any obligation to advise you of any change in any of the foregoing sources of law or subsequent developments in law or changes in facts or circumstances which might affect any matters or opinions set forth herein.


     The opinions set forth herein are rendered solely for your use and may not be relied upon by you for any other purposes, or furnished to, quoted to, or relied upon by, in whole or in part, any other person, firm or corporation for any purpose, without our prior written consent, except that your counsel, Cahill Gordon & Reindel, may rely upon the opinions relating to the Maryland General Corporation Law in connection with their opinion to be delivered pursuant to
Section 8(e) of the Underwriting Agreement.

                                             Very truly yours,



                                             GOODWIN, PROCTER & HOAR  LLP

                                  APPENDIX A

                                   STATES OF
                           FOREIGN QUALIFICATION OF
                      TRINET CORPORATE REALTY TRUST, INC.

                                  California

                                    Florida

                                 Pennsylvania

                                          Jurisdiction                           Percentage of
Name of                                      of            States of Foreign     Equity Interest            Title
Subsidiary                                Organization       Qualification       Owned by Company         Exceptions
----------                                ------------       -------------       ----------------         ----------
TriNet Essential Facilities I, Inc.        Maryland           Pennsylvania             100%                  None

TriNet Essential Facilities II, Inc.       Maryland           Michigan                 100%                  None

TriNet Essential Facilities III, Inc.      Maryland           Alabama, Florida,        100%                  None
                                                              Georgia,
                                                              Illinois,
                                                              Indiana, Iowa,
                                                              Mississippi, New
                                                              York, Ohio,
                                                              Tennessee, West
                                                              Virginia

TriNet Essential Facilities IV, Inc.       Maryland           Illinois                 100%                  None

TriNet Essential Facilities V, Inc.        Maryland           California               100%                  None

TriNet Essential Facilities VI, Inc.       Maryland           Illinois                 100%                  None

TriNet Essential Facilities VII, Inc.      Maryland           Arizona                  100%                  None

TriNet Essential Facilities VIIIR,
Inc.                                       Maryland           California,              100%                  None
                                                              Florida,
                                                              Minnesota,
                                                              Nevada,
                                                              Washington

TriNet Essential Facilities X, Inc.        Maryland           California,              100%                  None
                                                              Colorado,
                                                              Florida, Georgia,
                                                              Illinois,
                                                              Indiana,
                                                              Louisiana,
                                                              Missouri, New
                                                              York, Ohio,
                                                              Pennsylvania,
                                                              Texas, Utah

TriNet Essential Facilities XI, Inc.       Maryland           Ohio, Kansas             100%                  None

TriNet Essential Facilities XII, Inc.      Maryland           California,              100%                  (1)
                                                              Florida,
                                                              Illinois,
                                                              Louisiana,
                                                              Minnesota, New
                                                              York, Ohio,
                                                              Tennessee, Texas

TriNet Essential Facilities XIV, Inc.      Maryland           New Jersey               100%                  None

TriNet Essential Facilities XV, Inc.       Maryland           None                     100%                  None

TriNet Essential Facilities XVI, Inc.      Maryland           None                     100%                  None

TriNet XVII Realty Trust                 Massachusetts        None                     100%                  None

TriNet Essential Facilities XVIII,
Inc.                                       Maryland           Texas                    100%                  None

TriNet Essential Facilities XIX, Inc.      Maryland           None                     100%                  None

TriNet Corporate Partners I, L.P.          Delaware           Louisiana                100%(2)               None

TriNet Corporate Partners II, L.P.         Delaware           Texas, Tennessee         100%(3)               None

TriNet Sunnyvale Partners, L.P.            Delaware           California               44.7%(4)              None

TriNet Essential Facilities XX, Inc.       Maryland           California,              100%                  None
                                                              Wisconsin

TriNet Essential Facilities XXI, Inc.      Maryland           South Carolina           100%                  None

TriNet Essential Facilities XXII,
Inc.                                       Maryland           California,              100%                  None
                                                              Colorado

TriNet Essential Facilities XXIII,
Inc.                                       Maryland           None                     100%                  None

TriNet Essential Facilities XXIV,
Inc.                                       Maryland           None                     100%                  None

_________________________________


(1) Common stock pledged in connection with the 1994 Mortgage Loan (as defined in the Prospectus).


(2) Owned 1% by TriNet Essential Facilities XVI, Inc., as general partner, and 99% by TriNet Essential Facilities XV, Inc., as limited partner.


(3) Owned 1% by TriNet Essential Facilities XVIII, Inc., as general partner, and 99% by TriNet Essential Facilities XIX, Inc., as limited partner.


(4) Owned 44.7% by TriNet Corporate Realty Trust, Inc., as general partner. TriNet Corporate Realty Trust, Inc. does not own any of the limited partnership interests in this partnership.

                      APPENDIX B


1. Formation Agreement by and among the Company, its subsidiaries, the Predecessor Partnerships and certain other parties, dated May 21, 1993. (Incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-11 of TriNet Corporate Realty Trust, Inc., Registration No. 33-74284.)


2. Amended and Restated Articles of Incorporation. (Incorporated by reference to Exhibit 3.1(i) to the Registration Statement on Form S-11 of TriNet Corporate Realty Trust, Inc., Registration No. 33-59836.)


3. Amended and Restated Bylaws. (Incorporated by reference to Exhibit 3.1(ii) to the Registration Statement on Form S-11 of TriNet Corporate Realty Trust, Inc., Registration No. 33-59836.)


4. Amended and Restated Lease of certain real property located in East Whiteland and Tredyffrin Townships, Chester County, Pennsylvania, between Malvern Valley Investment Company, L.P., as landlord, and Unisys Corporation, as tenant, dated as of January 17, 1991. (Incorporated by reference to Exhibit 10.1 to the Registration Statement on Form S-11 of TriNet Corporate Realty Trust, Inc., Registration No. 33-59836.)


5. Lease of certain real property known as Terrace Point in Muskegon, Michigan, between Shidler/West Finance Partners II (Limited Partnership), as landlord, and SPX Corporation, as tenant, dated November 15, 1989. (Incorporated by reference to Exhibit 10.2 to the Registration Statement on Form S-11 of TriNet Corporate Realty Trust, Inc., Registration No. 33-59836.)


6. Lease of certain real property known as Terrace Plaza in Muskegon, Michigan, between Shidler/West Finance Partners II (Limited
     Partnership), as landlord, and SPX Corporation, as tenant, dated November 15, 1989. (Incorporated by reference to Exhibit 10.3 to the Registration Statement on Form S-11 of TriNet Corporate Realty Trust Inc., Registration No. 33-59836.)

7.[Intentionally Omitted]


8.[Intentionally Omitted]


9. Lease of real property located at 4000 South Racine Avenue, Chicago, Illinois, between Metro Chicago Investment Company, as landlord, and Uarco, Inc., as tenant, dated August 5, 1991, as amended November 25, 1991 and November 27, 1991. (Incorporated by reference to Exhibit 10.6 to the Registration Statement on Form S-11 of TriNet Corporate Realty Trust, Inc., Registration No. 33-59836.)

10. Support Agreement dated as of August 5, 1991, between Settsu Corporation and Uarco Incorporated. (Incorporated by reference to Exhibit 10.7 to the Registration Statement on Form S-11 of TriNet Corporate Realty Trust, Inc., Registration No. 33-59836.)


11. Lease of certain real property in Los Angeles, California, between Shidler/West Finance Partners IV Limited Partnership, as landlord, and Alpha Beta Company (formerly The Boys Markets, Inc.), as tenant, dated August 10, 1990. (Incorporated by reference to Exhibit 10.8 to the Registration Statement on Form S-11 of TriNet Corporate Realty Trust, Inc., Registration No. 33-59836.)


12.  Guaranty of Lease dated as of August 10, 1990, by Food 4 Less
     Supermarkets, Inc. (Incorporated by reference to Exhibit 10.9 to the Registration Statement on Form S-11 of TriNet Corporate Realty Trust, Inc., Registration No. 33-59836.)


13. Lease of certain real property located at 600 North Kilbourne, Chicago, Illinois, between Westside Industrial Investments Limited Partnership, as landlord, and Art Line, Inc., as tenant, dated September 30, 1988, as amended November 16, 1988, August 28, 1989, November 12, 1991 and July 28, 1992. (Incorporated by reference to Exhibit 10.10 to the Registration Statement on Form S-11 of TriNet Corporate Realty Trust, Inc., Registration No. 33-59836.)


14. Lease of certain real property located at 3025-3121 West Weldon and 3002 North 27th Avenue, Phoenix, Arizona, among Hawaii Real Estate Services Corporation and Weldon Avenue Investment Company, as landlord, and Lincoln Technical

     Institute of Arizona, Inc. d/b/a/ Universal Technical Institute, as tenant, dated February 16, 1989. (Incorporated by reference to Exhibit
     10.11 to the Registration Statement on Form S-11 of TriNet Corporate Realty Trust, Inc., Registration No. 33-59836.)


15. Lease Guaranty of Robert I. Sweet, Robert D. Hartman, J.W. Gribbin and Robert Muecke dated February 16, 1989. (Incorporated by reference to
     Exhibit 10.12 to the Registration Statement on Form S-11 of TriNet Corporate Realty Trust, Inc., Registration No. 33-59836.)


16. Purchase and Sale Agreement between Caterair International Corporation and Holman/Shidler Corporate Capital, Inc., dated as of November 30, 1992, including Form of Lease Agreement between Holman/Shidler Corporate Capital, Inc. and Caterair International Corporation. (Incorporated by reference to
     Exhibit 10.13 to the Registration Statement on Form S-11 of TriNet Corporate Realty Trust, Inc., Registration No. 33-59836.)


17. Purchase Agreement dated December 22, 1992, between Rosewood Construction, Inc. and Holman/Shidler Corporate Capital, Inc., as amended March 17, 1993. (Incorporated by reference to Exhibit 10.14 to the Registration Statement on Form S-11 of TriNet Corporate Realty Trust, Inc., Registration No. 33-59836.)


18. Industrial Building Lease dated July 1, 1990, between Rosewood Construction, Inc., and Terminal Freight Handling Company, d/b/a
     Sears Logistics Services, as amended July 28, 1991, January 21, 1993 and March 15, 1993. (Incorporated by reference to Exhibit 10.4 to the Registration Statement on Form S-11 of TriNet Corporate Realty Trust, Inc., Registration No. 33-59836.)


19. Purchase Agreement dated February 25, 1993, between ITEL Distribution Systems, Inc. and Holman/Shidler Corporate Capital, Inc. (Incorporated by reference to Exhibit 10.16 to the Registration Statement on Form S-11 of TriNet Corporate Realty Trust, Inc., Registration No. 33-59836.)


20. Agreement to Issue Guaranty dated June 30, 1991, by and between ITEL Distribution Systems, Inc. and GATX Corporation. (Incorporated by reference to Exhibit 10.17 to the

     Registration Statement on Form S-11 of TriNet Corporate Realty Trust, Inc., Registration No. 33-59836.)


21.  Lease Agreement dated as of June 3, 1991, by and between ITEL
     Distribution Systems, Inc. and GATX Logistics, Inc. regarding property situated at Steelway Boulevard North (A-F), Clay, New York. (Incorporated by reference to Exhibit 10.18 to the Registration Statement on Form S-11 of TriNet Corporate Realty Trust, Inc., Registration No. 33-59836.)


22.  Lease Agreement dated as of June 3, 1991, by and between ITEL
     Distribution Systems, Inc. and GATX Logistics, Inc. regarding property situated at Steelway Boulevard North (G), Clay, New York. (Incorporated by reference to Exhibit 10.19 to the Registration Statement on Form S-11 of TriNet Corporate Realty Trust, Inc., Registration No. 33-59836.)


23.  Lease Agreement dated as of June 3, 1991, by and between ITEL
     Distribution Systems, Inc. and GATX Logistics, Inc. regarding property situated at Steelway Boulevard North (H), Clay, New York. (Incorporated by reference to Exhibit 10.20 to the Registration Statement on Form S-11 of TriNet Corporate Realty Trust, Inc., Registration No. 33-59836.)


24.  Lease Agreement dated as of June 3, 1991, by and between ITEL
     Distribution Systems, Inc. and GATX Logistics, Inc. regarding property situated at 4580 Steelway Boulevard South, Clay, New York. (Incorporated by reference to Exhibit 10.21 to the Registration Statement on Form S-11 of TriNet Corporate Realty Trust, Inc., Registration No. 33-59836.)


25.  Lease Agreement dated as of June 3, 1991, by and between ITEL
     Distribution Systems, Inc. and GATX Logistics, Inc. regarding property situated at Dunn Road and Paliotti Road, Lyons, New York. (Incorporated by reference to Exhibit 10.22 to the Registration Statement on Form S-11 of TriNet Corporate Realty Trust, Inc., Registration No. 33-59836.)


26.  Lease Agreement dated as of June 3, 1991, by and between ITEL
     Distribution Systems, Inc. and GATX Logistics, Inc. regarding property situated at Radisson Industrial Park, Lysander, New York. (Incorporated by reference to Exhibit 10.23 to the Registration Statement on Form S-11 of TriNet Corporate Realty Trust, Inc., Registration No. 33-59836.)

27. Lease Agreement dated as of September 25, 1993, between TriNet Essential Facilities X, Inc. and West Coast Liquidators, Inc. (Incorporated by reference to Exhibit 10.1 to Form 8-K, dated September 24, 1993, of TriNet Corporate Realty Trust, Inc., Commission File No. 1-11918.)


28. Purchase and Sale Agreement dated as of July 15, 1993, between West Coast Liquidators, Inc. and TriNet Corporate Realty Trust, Inc., as amended. (Incorporated by reference to Exhibit 10.2 to Form 8-K, dated September 24, 1993, of TriNet Corporate Realty Trust, Inc., Commission File No. 1-11918.)


29.  Guaranty of Lease dated as of September 25, 1993, by MacFrugal's
     Bargains . Close-Outs, Inc. (Incorporated by reference to Exhibit 10.3 to Form 8-K, dated September 24, 1993, of TriNet Corporate Realty Trust, Inc., Commission File No. 1-11918.)


30. Lease Agreement dated August 1, 1988, between West Coast Liquidators, Inc., as tenant, and the Industrial Development Board of the City of New Orleans, Louisiana, Inc., as landlord. (Incorporated by reference to Exhibit 10.27 to the Registration Statement on Form S-11, of TriNet Corporate Realty Trust, Inc., Registration No. 33-74284.)


31. TriNet Corporate Realty Trust, Inc. Amended and Restated 1993 Stock Incentive Plan. (Incorporated by reference to Exhibit 10.24 to the Registration Statement on Form S-11, of TriNet Corporate Realty Trust, Inc., Registration No. 33-59836.)


32. Interest Rate Protection Agreement dated May 21, 1993, between certain of the Company's subsidiaries and UBS Securities (Swaps), Inc. (Incorporated by reference to Exhibit 10.32 to the Registration Statement on Form S-11, of TriNet Corporate Realty Trust, Inc., Registration No. 33-74284.)


33. Purchase/Sale Agreement dated November 30, 1993, by and between BD Two, Inc. and the Company. (Incorporated by reference to Exhibit 10.33 to the Registration Statement on Form S-11, of TriNet Corporate Realty Trust, Inc., Registration No. 33-74284.)

34. Lease Agreement dated October 22, 1991, between the Prentiss/Copley Investment Group, as landlord, and PNC Mortgage Corporation of America, Inc. (formerly Sears Mortgage Corporation), as tenant. (Incorporated by reference to Exhibit 10.34 to the Registration Statement on Form S-11, of TriNet Corporate Realty Trust, Inc., Registration No. 33-74284.)


35. Purchase Agreement dated October 21, 1993, between CPBP No. 2 Limited Partnership, as tenant, and the Company, as landlord. (Incorporated by reference to Exhibit 10.35 to the Registration Statement on Form S-11, of TriNet Corporate Realty Trust, Inc., Registration No. 33-74284.)


36. Corporate Office Lease dated October 13, 1988, between Centre Pointe Business Park Limited Partnership, as Landlord, and Northern States
     Power Company, as tenant, as amended. (Incorporated by reference to Exhibit
     10.36 to the Registration Statement on Form S-11, of TriNet Corporate Realty Trust, Inc., Registration No. 33-74284.)


37. Purchase Agreement dated December 15, 1993, between Volkswagen of America, Inc., as tenant, and the Company, as landlord. (Incorporated by reference to Exhibit 10.37 to the Registration Statement on Form S-11, of TriNet Corporate Realty Trust, Inc., Registration No. 33-74284.)


38. Lease dated December 29, 1993, between TriNet Essential Facilities X, Inc., as landlord, and Volkswagen of America, Inc., as tenant (City of Industry). (Incorporated by reference to Exhibit 10.38 to the Registration Statement on Form S-11, of TriNet Corporate Realty Trust, Inc., Registration No. 33-74284.)


39. Lease dated December 29, 1993, between TriNet Essential Facilities X, Inc., as landlord, and Volkswagen of America, Inc., as tenant (Lincolnshire). (Incorporated by reference to Exhibit 10.39 to the Registration Statement on Form S-11, of TriNet Corporate Realty Trust, Inc., Registration No. 33-74284.)


40. Lease dated December 29, 1993, between TriNet Essential Facilities X, Inc., as landlord, and Volkswagen of America, Inc., as tenant (Jacksonville). (Incorporated by reference to Exhibit 10.40 to the Registration Statement on Form S-11, of TriNet Corporate Realty Trust, Inc., Registration No. 33-74284.)


41. Reorganization Agreement dated as of May 21, 1993, between the Company and Holman/Shidler Corporate Capital, Inc. (Incorporated by reference to Exhibit 10.41 to the Registration Statement on Form S-11, of TriNet Corporate Realty Trust, Inc., Registration No. 33-74284.)


42. Form of Noncompetition Agreement dated as of June 2, 1993, between the Company and certain of its executive officers. (Incorporated by reference to Exhibit 10.31 to the Registration Statement on Form S-11, of TriNet Corporate Realty Trust, Inc., Registration No. 33-59836.)


43. Form of Option Agreement between the Company and its executive officers. (Incorporated by reference to Exhibit 10.32 to the Registration Statement on Form S-11, of TriNet Corporate Realty Trust, Inc., Registration No. 33-59836.)


44. Indemnification Agreement dated as of June 3, 1993, among the Company, certain of its subsidiaries, Jay H. Shidler and Robert W. Holman,
     Jr. (Incorporated by reference to Exhibit 10.46 to the Registration Statement on Form S-11, of TriNet Corporate Realty Trust, Inc., Registration No. 33-74284.)


45. Indemnification Agreements between the Company and the Independent Directors. (Incorporated by reference to Exhibit 10 to Form 10-Q of TriNet Corporate Realty Trust, Inc., dated August 12, 1993, Commission File
     No. 1-11918.)


46. TriNet Corporate Realty Trust, Inc. 1993 - 1994 Performance Based Management Incentive Plan. (Incorporated by reference to Exhibit
     10.49 to the Registration Statement on Form S-11, of TriNet Corporate Realty Trust, Inc., Registration No. 33-74284.)


47. Description of TriNet Corporate Realty Trust, Inc. Savings and Retirement Plan. (Incorporated by reference to Exhibit 10.50 to the Registration Statement on Form S-11, of TriNet Corporate Realty Trust, Inc., Registration No. 33-74284.)

48. TriNet Corporate Realty Trust, Inc. 1995 Stock Incentive Plan. (Incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-8, of TriNet Corporate Realty Trust, Inc., Registration No. 33-02222.)


49. Management Agreement dated as of June 3, 1993, by and among the Company and certain of its subsidiaries. (Incorporated by reference to Exhibit 10.51 to the Registration Statement on Form S-11, of TriNet Corporate Realty Trust, Inc., Registration No. 33-74284.)


50. Purchase Agreement dated October 21, 1993, between CPBP No. 2 Limited Partnership, as tenant, and TriNet Essential Facilities X, Inc., as landlord. (Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K dated July 14, 1994 of TriNet Corporate Realty Trust, Inc.)


51. Lease Agreement between TriNet Essential Facilities X, Inc., as landlord, and Unisys Corporation, as tenant. (Incorporated by reference to Exhibit
     10.1 to the Current Report on Form 8-K dated July 14, 1994 of TriNet Corporate Realty Trust, Inc.)


52. Lease Agreement between Chem Network Processing Services and AT&T Resource Management Corporation, dated April 20, 1990, as assigned to TriNet Essential Facilities XIV, Inc. on April 18, 1995. (Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K dated May 2, 1995 of TriNet Corporate Realty Trust, Inc.)


53. Purchase Agreement between TriNet Essential Facilities XIV, Inc. and P.G. Associates Limited Partnership, dated March 13, 1995. (Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K dated May 2, 1995 of TriNet Corporate Realty Trust, Inc.)


54. First Amendment to Purchase Agreement between TriNet Essential Facilities XIV, Inc. and P.G. Associates Limited Partnership, dated April 18, 1995. (Incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K dated May 2, 1995 of TriNet Corporate Realty Trust, Inc.)


55. Management Incentive Agreement between TriNet Essential Facilities XIV, Inc. and P.G. Associates Limited Partnership, dated April 18, 1995. (Incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K dated May 2, 1995 of TriNet Corporate Realty Trust, Inc.)


56.  Management Agreement between TriNet Essential Facilities XIV,
     Inc. and P.G. Associates Limited Partnership, dated April 18, 1995. (Incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K dated May 2, 1995 of TriNet Corporate Realty Trust, Inc.)


57. Purchase Agreement between TriNet Corporate Partners I, L.P. and National Tea Corporation, dated November 1, 1994. (Incorporated by reference to
     Exhibit 10.1 to the Current Report on Form 8-K dated June 23, 1995 of TriNet Corporate Realty Trust, Inc.)


58. First Amendment to Purchase Agreement between TriNet Corporate Partners I, L.P. and National Tea Corporation, dated November 1, 1994. (Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K dated June 23, 1995 of TriNet Corporate Realty Trust, Inc.)


59.  Second Amendment to Purchase Agreement between TriNet Corporate Partners
     I, L.P. and National Tea Corporation, dated February 1, 1995. (Incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K dated June 23, 1995 of TriNet Corporate Realty Trust, Inc.)


60. Third Amendment to Purchase Agreement between TriNet Corporate Partners I, L.P. and National Tea Corporation, dated May 1, 1995. (Incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K dated June 23, 1995 of TriNet Corporate Realty Trust, Inc.)


61. Loan Agreement dated as of December 6, 1994 by and among Nomura Asset Capital Corporation, Pacific Mutual Life Insurance Company and
     TriNet Essential Facilities XII, Inc.


62. Indenture dated May 22, 1996 between the Company and Harris Trust and Savings Bank. (Incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K dated June 14, 1996 of TriNet Corporate Realty Trust, Inc.)

63. Supplemental Indenture No. 1 dated May 22, 1996 between the Company and Harris Trust and Savings Bank. (Incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K dated June 14, 1996 of TriNet Corporate Realty Trust, Inc.)


64. Articles Supplementary Establishing and Fixing the Rights and Preferences of a Series of Shares of Preferred Stock relating to the Series A Cumulative Preferred Stock, as filed with the Maryland State Department of Assessments and Taxation on June 17, 1996. (Incorporated by reference to
     Exhibit 1 to Form 8-A/A of TriNet Corporate Realty Trust, Inc., dated June 26, 1996, filed with the Securities and Exchange Commission on June 28, 1996.)


65. Amended and Restated Agreement of Limited Partnership between TriNet Corporate Realty Trust, Inc., and the O'Donnell Revocable Trust, the Donald S. Grant Revocable Trust and John W. Hopkins, dated June 26, 1996. (Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K dated July 3, 1996 of TriNet Corporate Realty Trust, Inc.)


66. Definitive Articles Supplementary Establishing and Fixing the Rights and Preferences of a Series of Shares of Preferred Stock (Series B Preferred Stock). (Incorporated by reference to Exhibit 1 to Form 8-A/A of TriNet Corporate Realty Trust, Inc., dated August 9, 1996, filed with the Securities and Exchange Commission on August 12, 1996.)


67. Amended and Restated Revolving Credit Agreement among TriNet Corporate Realty Trust, Inc., as borrower, Morgan Guaranty Trust Company of
     New York, as lead agent, and First National Bank of Boston, as managing co-agent, dated October 9, 1996. (Incorporated by reference to Exhibit 10.2 to Form 10-Q of TriNet Corporate Realty Trust, Inc., dated November 12, 1996, Commission File No. 1-11918).

                        Annex B




Donaldson, Lufkin & Jenrette Securities Corporation
Goldman, Sachs & Co.
Merrill Lynch & Co.
J.P. Morgan Securities Inc.
Smith Barney Inc.
As Representatives of the Several Underwriters
c/o Donaldson, Lufkin & Jenrette Securities Corporation
277 Park Avenue
New York, New York 10172

Ladies and Gentlemen:

   This opinion is delivered to you in our capacity as counsel to TriNet Corporate Realty Trust, Inc. (the "Company") in connection with the offering by the Company of 6,000,000 shares of its common stock, $.01 par value per share in an underwritten public offering, pursuant to a Registration Statement filed with the Securities and Exchange Commission on Form S-3 (File No. 333-19137), as amended, relating to the possible offering from time to time of up to $400,000,000 aggregate principal amount of the Company's Debt Securities, Preferred Stock and Common Stock, and a Prospectus Supplement dated February , 1997, which supplements the Prospectus included in such Registration Statement. This opinion relates to the Company's qualification for federal income tax purposes as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code").

   In rendering the following opinion, we have reviewed and relied upon a copy of the Company's federal income tax return on Form 1120 - REIT, for each of its taxable years ended December 1993, December 1994 and December 1995. We assume that each of the foregoing returns were timely filed following timely filing of application for automatic extension of time to file such returns. We have examined the Articles of Incorporation and Bylaws of the Company, each as amended, and such other records, certificates and documents as we have deemed necessary or appropriate for purposes of rendering the opinions set forth herein.

   We have reviewed and relied upon the Prospectus and the Prospectus Supplement and the descriptions set forth therein, or incorporated by reference, of the Company and its investments and activities. We have relied upon the representations of an officer of the Company dated February , 1997 (the "Certificate"), regarding the manner in which the Company has been and will continue to be owned and operated. We have not made an independent investigation of any of the facts set forth in any of the above-referenced documents including the Certificate. Except as regards the federal income tax requirements relating to the taxation of the Company as a REIT, which is the subject of this opinion and with regard to which officers of the Company have certified to the factual matters relating to the Company's compliance, we assume that the Company has been and will be operated in accordance with applicable laws and the terms and conditions of applicable documents, and that the descriptions of the Company and its investments, and the proposed investments, activities, operations and governance of the Company set forth in the Registration Statement are true.

   In rendering the opinions set forth herein, we have assumed (i) the genuineness of all signatures on documents we have examined, (ii) the authenticity of all documents submitted to us as originals, (iii) the conformity to the original documents of all documents submitted to us as copies, (iv) the conformity of final documents to all documents submitted to us as drafts, (v) the authority and capacity of the individual or individuals who executed any such documents on behalf of any person, (vi) the accuracy and completeness of all records made available to us, and (vii) the factual accuracy of all representations, warranties and other statements made by all parties. We have also assumed, without investigation, that all documents, certificates, warranties and covenants on which we have relied in rendering the opinion set forth below including the representations contained in the Certificate, but excluding representations made to us in prior certificates which may no longer accurately reflect the Company's assets or operations solely on account of the Company's having subsequently (i) acquired properties not referred to therein or
(ii) disposed of properties specifically referred to therein, as the case may be, and that were given or dated earlier than the date of this letter continue to remain accurate, insofar as relevant to the opinion set forth herein, from such earlier date through and including the date of this letter.

   The conclusions set forth below are based upon the Code, the Income Tax Regulations and Procedure and Administration Regulations promulgated thereunder and existing administrative and judicial interpretations thereof, all of which are subject to change. No assurance can therefore be given that the federal income tax consequences described below will not be altered in the future.

   Based upon and subject to the foregoing, we are of the opinion that

   1. Commencing with the Company's taxable year ended December 31, 1993, the Company has been organized in conformity with the requirements for qualification as a "real estate investment trust", and its method of operation, as described in the Registration Statement and set forth in the Certificate, has enabled the Company to meet and, provided that the Company continues to meet the applicable asset composition, source of income, shareholder diversification, distribution, recordkeeping and other requirements of the Code necessary for a corporation to qualify as a REIT, will enable it to continue to meet the requirements for qualification and taxation as a "real estate investment trust" under the Code.

   2. The Statements in the Prospectus set forth under the caption "Federal Income Tax Considerations" to the extent such information constitutes matters of law, summaries of legal matters, or legal conclusions, have been reviewed by us and are accurate in all material respects.

   We express no opinion with respect to the transactions described in the Registration Statement other than those expressly set forth herein. Moreover, as indicated above, the Company's qualification and taxation as a REIT depends upon the Company's ability to meet, through actual annual operating results, distribution levels, diversity of stock ownership and the various qualification tests imposed under the Code, the results of which will not be reviewed by us. Accordingly, no assurance can be given that the actual results of the Company's operations for any one taxable year will satisfy such requirements. You should recognize that our opinion is not binding on the IRS and that the IRS may disagree with the opinion contained herein. Although we believe that our opinion will be sustained if challenged, there can be no assurance that this will be the case. Except as specifically discussed above, the opinion expressed herein is based upon the law as it currently exists. Consequently, future changes in the law may cause the federal income tax treatment of the transactions described herein to be materially and adversely different from that described above.

                                        Very truly yours,



                                        GOODWIN, PROCTER & HOAR  LLP

                        Annex C



DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
GOLDMAN, SACHS & CO.
MERRILL LYNCH & CO.
J.P. MORGAN SECURITIES INC.
SMITH BARNEY INC.
c/o Donaldson, Lufkin & Jenrette
      Securities Corporation
    277 Park Avenue
    New York, New York  10172


Ladies and Gentlemen:

   Reference is made to the Underwriting Agreement dated February 24, 1997 (the "Underwriting Agreement") among TriNet Corporate Realty Trust, Inc. (the "Company") and Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co., Merrill Lynch & Co., J.P. Morgan Securities Inc. and Smith Barney Inc. (the "Underwriters"), relating to the public offering of 6,000,000 shares of common stock, par value $.01 per share, of the Company. This letter is delivered by the undersigned to the Underwriters pursuant to Section 8(j) of the Underwriting Agreement. Capitalized terms used herein shall, unless otherwise defined herein, have the meaning set forth in the Underwriting Agreement.

   The undersigned hereby agrees that the undersigned shall not, without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), directly or indirectly sell, offer to sell, contract to sell, grant any option to purchase or otherwise dispose of any shares of Common Stock (including, without limitation, shares of Common Stock which may be deemed to be beneficially owned in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and shares of Common Stock which may be received upon exercise of stock options or warrants) or any securities convertible into or exercisable or exchangeable for Common Stock, or in any other manner transfer all or a portion of the economic consequences associated with the ownership of Common Stock (each of the foregoing actions, a "Transfer"), prior to the expiration of 90 days from the date of the Prospectus Supplement.


   Notwithstanding the foregoing, no such consent shall be required in connection with (i) the delivery to the Company, in connection with the exercise of options or the grant of Common

Stock under the Company's stock incentive plan, of shares of Common Stock in satisfaction of the exercise price of such options or applicable withholding requirements, (ii) grants of a bona fide security interest in, or a bona fide pledge of, shares of Common Stock to a recognized financial institution and transactions contemplated by such grants or pledges whether made before or after the date of the Underwriting Agreement, (iii) any Transfer to entities controlled by the undersigned and (iv) any Transfer to members of the immediate family of the undersigned (or to an entity for their benefit); provided that, in the case of a Transfer of the type described in clauses (ii), (iii) and (iv), prior to making any such Transfer, the undersigned shall have delivered a written instrument to DLJ in which the transferee agrees to be bound by the restrictions contained in this agreement with respect to the subject of such Transfer.


   The obligation of the undersigned shall survive the death or incapacity of the undersigned and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.


                                        Very truly yours,


                                        Name:
                                             ------------------------------


Date:                                  Address:
                                               ----------------------------

                                               ----------------------------

                                               ----------------------------

Agreed:


DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION


By:
   ------------------------------
    Authorized Signature